UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2025

PANGAEA LOGISTICS SOLUTIONS LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-36798	98-1205464
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

c/o Phoenix Bulk Carriers (US) LLC
109 Long Wharf, Newport, Rhode Island 02840
(Address of Principal Executive Offices) (Zip Code)

(401) 846-7790
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, per value $0.0001 per share	PANL	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 8, 2025, Pangaea Logistics Solutions Ltd., a Bermuda corporation (the “Company”), held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). There were a total of 65,621,562 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. A total of 59,076,635 shares of Common Stock, constituting a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, were represented either in person or by proxy, and accordingly, a quorum was present. At the Annual Meeting, the Company’s shareholders voted on the following matters and cast their votes as described below.

1.To elect three directors to our Board of Directors as Class II directors serving until the annual meeting of shareholders to be held in 2028:

Class II Nominees	Votes For	Votes Against	Abstain	Broker Non-Vote
Carl Claus Boggild	45,986,763	7,295,778	51,459	5,742,635
David D. Sgro	53,016,184	268,791	49,025	5,742,635
Christina Tan	53,033,815	250,456	49,729	5,742,635

2.To elect one director to our Board of Directors as a Class III director serving until the annual meeting of shareholders to be held in 2026.

Class III Nominees	Votes For	Votes Against	Abstain	Broker Non-Vote
Gary Vogel	53,073,952	209,161	50,887	5,742,635

3.To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2025:

Votes For	Votes Against	Abstain	Broker Non-Vote
39,107,520	19,891,096	78,019	—

4.To approve, on an advisory, non-binding basis, the compensation of named executive officers:

Votes For	Votes Against	Abstain	Broker Non-Vote
50,858,848	1,871,813	603,339	5,742,635

5.To recommend, on a non-binding basis, the frequency of future advisory votes on compensation of named executive officers:

One Year	Two Year	Three Year	Abstain	Broker Non-Vote
50,071,404	201,802	2,538,623	522,171	5,742,635

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2025

PANGAEA LOGISTICS SOLUTIONS LTD.

By:	/s/ Gianni Del Signore
Name: Gianni Del Signore Title: Chief Financial Officer